Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of February 20, 2014 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC., a Delaware corporation (the “Parent Borrower”), PAR PHARMACEUTICAL, INC., a Delaware corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, a Delaware corporation (“Holdings”), the Subsidiary Guarantors party hereto, BANK OF AMERICA, N.A. (“BANA”), as administrative agent (in such capacity, the “Administrative Agent”), BANA, Goldman Sachs Bank USA (“Goldman”) and Deutsche Bank Securities Inc. (“DBSI”), as Lead Arrangers (collectively, the “Amendment No. 4 Lead Arrangers”) under the Credit Agreement, dated as of September 28, 2012 (as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013 and Amendment No. 3, dated as of February 28, 2013, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, BANA, as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Parent Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, pursuant to the second paragraph of Section 10.01 of the Credit Agreement, the Parent Borrower desires to (i) create a new Class of Term B-2 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B-1 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby, and (ii) amend the Credit Agreement as set forth herein;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Amendment No. 4 Lead Arrangers) of its Term B-1 Loans for Term B-2 Loans, and such Lender shall thereafter become a Term B-2 Lender;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B-2 Lender will make Additional Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrowers, the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Non-Exchanged Term B-1 Loans;

WHEREAS, the Loan Parties and Required Lenders (after giving effect to the exchange of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans) wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments Relating to Term B-2 Loans.

Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-2 Commitment” means, with respect to an Additional Term B-2 Lender, the obligation of such Additional Term B-2 Lender to make an Additional Term B-2 Loan on the Amendment No. 4 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-2 Lender to Amendment No. 4. The aggregate amount of the Additional Term B-2 Commitments of all Additional Term B-2 Lenders on the Amendment No. 4 Effective Date shall equal the outstanding aggregate principal amount of Non-Exchanged Term B-1 Loans.

“Additional Term B-2 Lender” means a Person with an Additional Term B-2 Commitment to make Additional Term B-2 Loans to the Borrowers on the Amendment No. 4 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Term B-2 Loan” means a Loan that is made pursuant to Section 2.01(d)(ii) of the Credit Agreement on the Amendment No. 4 Effective Date.

“Amendment No. 4” means Amendment No. 4 to this Agreement dated as of February 20, 2014.

“Amendment No. 4 Effective Date” means February 20, 2014, the date on which all conditions precedent set forth in Section 4 of Amendment No. 4 are satisfied.

“Amendment No. 4 Lead Arrangers” means, collectively, Bank of America, N.A., Goldman Sachs Bank USA and Deutsche Bank Securities Inc.

“Exchanged Term B-1 Loan” means each Term B-1 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into an Exchange Term B-2 Loan and the Amendment No. 4 Lead Arrangers have allocated into an Exchange Term B-2 Loan.

“Exchange Term B-2 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B-1 Loans (or such lesser amount allocated to it by the Amendment No. 4 Lead Arrangers) for an equal principal amount of Exchange Term B-2 Loans on the Amendment No. 4 Effective Date.

“Exchange Term B-2 Lender” means a Person with an Exchange Term B-2 Commitment to exchange Term B Loans into Exchange Term B-2 Loans of the Parent Borrower on the Amendment No. 4 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Exchange Term B-2 Loan” means a Loan that is deemed made pursuant to Section 2.01(d)(i).

“Non-Exchanged Term B-1 Loan” means each Term B-1 Loan (or portion thereof) other than an Exchanged Term B-1 Loan.

“Term B-2 Commitment” means any Exchange Term B-2 Commitment or Additional Term B-2 Commitment, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension.

“Term B-2 Loan” means any Exchange Term B-2 Loan or Additional Term B-2 Loan.

(b) All references to the defined terms “Term B-1 Loan” and “Term B-1 Commitment” in the Credit Agreement and the Loan Documents (other than in Sections 1 and 2 of this Amendment) shall be deemed to be references to the defined terms “Term B-2 Loan” and “Term B-2 Commitment,” respectively (unless the context otherwise requires), including, without limitation, with respect to (i) the definitions of “Term B-1 Commitments” and “Term B-1 Loans,” (ii) Section 2.01(c) and (iii) Section 2.06(b).

(c) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a) with respect to Term B-2 Loans, (i) 3.00% for Eurocurrency Rate Loans, and (ii) 2.00% for Base Rate Loans, and”

(d) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:

“(d) (i) Subject to the terms and conditions set forth herein and set forth in Amendment No. 4, each Term Lender severally agrees to exchange its Exchanged Term B-1 Loans for a like principal amount of Exchange Term B-2 Loans denominated in Dollars on the Amendment No. 4 Effective Date. Amounts borrowed under this Section 2.01(d)(i) and repaid or prepaid may not be reborrowed. Exchange Term B-2 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. All Term B-2 Loans made on the Amendment No. 4 Effective Date by Lenders of Exchanged Term B-1 Loans will have the Type of Loan and Interest Period specified in in the Request for Credit Extension delivered in connection therewith (notwithstanding the required periods set forth in the definition of Interest Period).

(ii) Subject to the terms and conditions set forth herein and set forth in Amendment No. 4, each Additional Term B-2 Lender severally agrees to make an Additional Term B-2 Loan denominated in Dollars to the Borrowers on the Amendment No. 4 Effective Date in the principal amount equal to its Additional Term B-2 Commitment on the Amendment No. 4 Effective Date. The Borrowers shall prepay the Non-Exchanged Term B-1 Loans with a like amount of the gross proceeds of the Additional Term B-2 Loans, concurrently with the receipt thereof. Amounts borrowed under this Section 2.01(d)(ii) and repaid or prepaid may not be reborrowed. Additional Term B-2 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. All Additional Term B-2 Loans will have the Type of Loan and Interest Period specified in the Request for Credit Extension delivered in connection therewith (notwithstanding the required periods set forth in the definition of Interest Period).

(iii) The Borrowers shall pay to the Term Lenders substantially concurrently with the effectiveness of Amendment No. 4 all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 4 Effective Date on such Amendment No. 4 Effective Date.

(iv) The Term B-2 Loans shall have the same terms as the Term B-1 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 4, except as modified by Amendment No. 4; it being understood that the Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-1 Loans prior to the Amendment No. 4 Effective Date.”

(e) Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentences to the end of such Section:

“The Exchange Term B-2 Commitment of each Exchange Term B-2 Lender shall be automatically and permanently reduced to $0 upon the exchange of the Exchanged Term B-1 Loans held by such Exchange Term B-2 Lender into Exchange Term B-2 Loans pursuant to Section 2.01(d)(i). The Additional Term B-2 Commitment of each Additional Term B-2 Lender shall be automatically and permanently reduced to $0 upon the funding of such Additional Term B-2 Loan to be made by it on the Amendment No. 4 Effective Date pursuant to Section 2.01(d)(ii).”

(f) Section 2.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) Term Loans. The Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December commencing with last Business Day of March 2014, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-2 Loans outstanding on the Amendment No. 4 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date.”

(g) Section 6.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 6.16. Use of Proceeds. Use the proceeds (a) of any Borrowing on the Closing Date, whether directly or indirectly, in a manner consistent with the uses set forth in the preliminary statements to this Agreement and after the Closing Date use the proceeds of any Borrowing for general corporate purposes and working capital needs, (b) with respect to Term B-1 Loans, to refinance the Term B Loans and to pay fees and expenses in connection thereto and (c) with respect to Term B-2 Loans, to refinance the Term B-1 Loans and to pay fees and expenses in connection thereto.

Section 2. Other Amendments to Credit Agreement.

Effective as of the Amendment No. 4 Effective Date, the Required Lenders after giving effect to the exchange of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans hereby agree as follows:

(a) For the avoidance of doubt, Section 1.01 of the Credit Agreement is hereby amended by replacing each instance of “Term B-1 Loans” with “Term B-2 Loans” in the definition of “Repricing Transaction.”

(b) Section 2.05(a) of the Credit Agreement is hereby amended by deleting subclause (vi) thereof in its entirety and replacing it with the following:

“(vi) Notwithstanding the foregoing, in the event that, on or prior to the date which is six (6) months after the Amendment No. 4 Effective Date (or such longer period as the Borrower may, in its sole discretion, specify in writing to the Administrative Agent), any Borrower (x) prepays, refinances, substitutes or replaces any Term B-2 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-2 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-2 Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(c) Section 2.14(d) is hereby amended by deleting subclause (i) in its entirety and replacing it with the following:

“(i) no Default or Event of Default shall exist after giving effect to such Incremental Commitments; provided, however, that, with respect to any Incremental Amendment the primary purpose of which is to finance an acquisition permitted by this Agreement, the requirement pursuant to this clause (i) shall be that no Event of Default under Section 8.01(a) or (f) shall exist after giving effect to such Incremental Commitments;”

(d) Sections 2.14(d)(iv), 7.01(gg) and 7.03(r) are hereby amended by deleting and replacing each instance of “3.50 to 1.00” with “3.75 to 1.00”.

(e) Section 7.06 is hereby amended by replacing “clauses (x), (xv) and (xviii)” in the proviso of clause (b) of such Section with “clauses (x), (xv) and (xvii)”.

Section 3. Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the date hereof and the Amendment No. 4 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No.4 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

Section 4. Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2) Consents to this Amendment executed by the Required Lenders; and

(3) a Note executed by the relevant Borrowers in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 4 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Porzio, Bromberg & Newman, P.C., New Jersey counsel to the Loan Parties, each dated the Amendment No. 4 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent;

(2) (A) certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) from the applicable secretary of state of the state of organization of each Loan Party, and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 4 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the secretary of state of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 4 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3) a certificate signed by a Responsible Officer of the Parent Borrower certifying that (x) before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date and (y) at the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property located in the United States as of the Amendment No. 4 Effective Date (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Parent Borrower and the applicable Loan Party relating thereto, if required) and, if any such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to the Credit Agreement.

(d) Receipt of Consents from Term Lenders and receipt of a Joinder Agreement executed by one or more Additional Term B-2 Lenders such that the aggregate principal amount of the Exchanged Term B-1 Loans plus the aggregate principal amount of the Additional Term B-2 Commitments shall equal the aggregate principal amount of the outstanding Term B-1 Loans immediately prior to the effectiveness of this Amendment.

(e) The Parent Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 4 Effective Date, all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 4 Effective Date on the Amendment No. 4 Effective Date.

(f) All fees and expenses due to the Administrative Agent and the Amendment No. 4 Lead Arrangers (including, without limitation, pursuant to Section 6 hereof) required to be paid on the Amendment No. 4 Effective Date and invoiced at least two (2) Business Days prior to the Amendment No. 4 Effective Date shall have been paid.

(g) To the extent reasonably requested by an Additional Term B-2 Lender in writing not less than five (5) Business Days prior to the Amendment No. 4 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Parent Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(h) The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment No. 4 Effective Date and such notice shall be conclusive and binding.

Section 5. Waivers.

The Required Lenders and Administrative Agent agree that the Parent Borrower may deliver a Request for Credit Extension pursuant to Section 4.02 of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension (in lieu of three (3) Business Days). The Required Lenders and Administrative Agent waive the requirement for delivery of a prepayment notice pursuant to Section 2.05 of the Credit Agreement. Each Lender delivering a Consent to this Amendment hereby waives the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B-1 Loans into Exchange Term B-2 Loans.

Section 6. Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 7. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-2 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-2 Loans) pursuant to the Collateral Documents. For the avoidance of doubt, on and after the Amendment No. 4 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

Section 11. Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No.4 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 4 Effective Date, the Credit Agreement as amended hereby.

Section 12. Lender Signatures.

Each Lender that executes a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent or Joinder) shall be deemed to have approved this Amendment. Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrowers and the Administrative Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, as Holdings

By:	/s/ Michael A. Tropiano
Name: Michael A. Tropiano Title: Executive Vice President and Chief Financial Officer

PAR PHARMACEUTICAL COMPANIES, INC., as the Parent Borrower

By:	/s/ Michael A. Tropiano
Name: Michael A. Tropiano Title: Executive Vice President and Chief Financial Officer

PAR PHARMACEUTICAL, INC., as the Co- Borrower

By:	/s/ Michael A. Tropiano
Name: Michael A. Tropiano Title: Executive Vice President and Chief Financial Officer

ANCHEN INCORPORATED ANCHEN PHARMACEUTICALS, INC.
PAR, INC.
KALI LABORATORIES, INC. each as a Subsidiary Guarantor

By:	/s/ Michael A. Tropiano
Name: Michael A. Tropiano Title: Executive Vice President and Chief Financial Officer

[Amendment No. 4]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah Title: Director

[Amendment No. 4]

BANK OF AMERICA, N.A., as a Lead Arranger

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah Title: Director

[Amendment No. 4]

GOLDMAN SACHS BANK USA, as a Lead Arranger

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston Title: Authorized Signatory

[Amendment No. 4]

DEUTSCHE BANK SECURITIES INC., as a Lead Arranger

By:	/s/ Christopher Blum
Name: Christopher Blum Title: Managing Director

By:	/s/ William C. Frauen
Name: William C. Frauen Title: Managing Director

[Amendment No. 4]

EXHIBIT A

CONSENT TO AMENDMENT NO. 4

CONSENT TO AMENDMENT NO. 4 (this “Consent”) to Amendment No. 4 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., as Administrative Agent and the other parties thereto, under the Credit Agreement, dated as of September 28, 2012 (as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013 and Amendment No. 3, dated as of February 28, 2013, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned lender hereby irrevocably and unconditionally approves the Amendment and elects to (check ONE option):

☐	Consent and Cashless Settlement. Convert 100% of the outstanding principal amount of the Term B-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 4 Lead Arrangers) into a Term B-2 Loan in a like principal amount.

☐	Consent and Post-Closing Settlement. Have 100% of the outstanding principal amount of the Term B-1 Loan held by such Lender repaid on the Amendment No. 4 Effective Date and purchase by assignment the principal amount of Term B-2 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 4 Lead Arrangers).

☐	Consent Only. Not participate in the Term B-2 Loans and have its Term B-1 Loans repaid on the Amendment No. 4 Effective Date.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally approves the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

, as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [•], 20[•] (this “Agreement”), by and among [ADDITIONAL TERM B-2 LENDER] (each, an “Additional Term B-2 Lender” and, collectively, the “Additional Term B-2 Lenders”), PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), and BANK OF AMERICA, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 28, 2012, as amended prior to the date hereof and as amended by Amendment No. 4 dated as of February 20, 2014 (the “Amendment”) (as further as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, PAR PHARMACEUTICAL, INC., a Delaware corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, a Delaware corporation (“Holdings”), the Subsidiary Guarantors party thereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Parent Borrower may establish Additional Term B-2 Commitments (the “Additional Term B-2 Commitments”) with Additional Term B-2 Lenders (which, for the avoidance of doubt, may be existing Term Lenders); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-2 Lenders shall become Lenders pursuant to one or more joinder agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

On the Amendment No. 4 Effective Date, each Additional Term B-2 Lender hereby irrevocably and unconditionally approves the Amendment to the Credit Agreement and agrees to provide the Additional Term B-2 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(c) of the Credit Agreement. The Additional Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. For the avoidance of doubt, each Additional Term B-2 Lender hereby consents to Amendment No. 4 to the Credit Agreement.

Each Additional Term B-2 Lender, the Parent Borrower and the Administrative Agent acknowledge and agree that the Additional Term B-2 Commitments provided pursuant to this Agreement shall constitute Term B-2 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-2 Lender hereby agrees to make an Additional Term B-2 Loan to the Borrowers in an amount equal to its Additional Term B-2 Commitment on the Amendment No. 4 Effective Date in accordance with Section 2.01(c) of the Credit Agreement.

Each Additional Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Amendment No. 4 Lead Arrangers or any other Additional Term B-2 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-2 Lender, the Administrative Agent and the Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-2 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 4 Effective Date.

For each Additional Term B-2 Lender, delivered herewith to the Administrative Agent or the Parent Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-2 Lender may be required to deliver to the Administrative Agent or the Parent Borrower, as applicable, pursuant to Section 3.01 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

As of the Amendment No. 4 Effective Date, this Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first mentioned above.

[NAME OF ADDITIONAL TERM B-2 LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B-2 Commitments:

$

PAR PHARMACEUTICAL COMPANIES, INC.

By:
Name:
Title:

Accepted: BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

B-5